Nationwide Life Insurance Company:
•  Nationwide Variable Account –II
•  Nationwide Variable Account –4
•  Nationwide Variable Account –6
•  Nationwide Variable Account –7
•  Nationwide Variable Account –9
•  Nationwide Variable Account –12
•  Nationwide Variable Account –13
•  Nationwide Variable Account –14
•  Multi-Flex Variable Account

Nationwide Life and Annuity Insurance Company • Nationwide VA Separate Account –C • Nationwide VA Separate Account –D

Prospectus supplement dated September 1, 2008 to
Prospectus dated May 1, 2008

Prospectus dated June 1, 2008

Prospectus dated May 9, 2008

Prospectus dated June 19, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

A “Tax Treatment of a Partial 1035 Exchange With Subsequent Withdrawal” subsection of the “Federal Tax Considerations” section is added immediately after the “Non-Qualified Contracts – Non-Natural Persons as Contract Owners” subsection as follows:

In March 2008, the IRS issued Rev. Proc. 2008-24, which addresses the income tax consequences of the direct transfer of a portion of the cash value of an annuity contract in exchange for the issuance of a second annuity contract.  A direct transfer that satisfies the revenue procedure will be treated as a tax-free exchange under section 1035 of the Internal Revenue Code if, for a period of at least 12 months from the date of the direct transfer, there are no distributions or surrenders from either annuity contract involved in the exchange.  In addition, the tax-free status of the exchange may still be preserved despite a distribution or surrender from either contract if the contract owner can show that between the date of the direct transfer and the distribution or surrender, one of the conditions described under section 72(q)(2) of the Internal Revenue Code that would exempt the distribution from the 10% early distribution penalty (such as turning age 59½, or becoming disabled; but not a series of substantially equal periodic payments or an immediate annuity) or “other similar life event” such as divorce or loss of employment occurred.  Absent a showing of such an occurrence, Rev. Proc. 2008-24 concludes that the direct transfer would fail to qualify as a tax-free 1035 exchange, and the full amount transferred from the original contract would be treated as a taxable distribution, followed by the purchase of a new annuity contract.  Rev. Proc. 2008-24 applies to direct transfers completed on or after June 30, 2008.  Please discuss any tax consequences concerning any contemplated or completed transactions with a professional tax advisor.